CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the reference to us under the heading "Financial Highlights" in this Registration Statement on Form N-1A relating to the financial highlights for the period from November 30, 1999 through November 30, 2002 of Pioneer Oak Ridge Large Cap Growth Fund.




/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
June 29, 2004